Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 922.90
Total Fee Amount	922.90
Total Transaction Valuation	6,682,856.48
Total Offset Amount	0.00
Net Fee	$ 0.00